NILAM RESOURCES INC.

REPORT ON PHASE I & 2 EXPLORATION PROGRAM

on the

LUCKY STRIKE PROPERTY

Similkameen Mining Division **NTS 092H.058**

Vancouver, BC Canada **Sookochoff Consultants Inc.**

November 26, 2007 **Laurence Sookochoff, P.Eng**

Table of Contents

Illustrations

(following page 8)

Appendices

INTRODUCTION

This report presents the information and results on the completion of the Phase I and the Phase II exploration on the Lucky Strike property which were recommended by James W. McLeod, P. Geo. in a report for Nilam Resources Inc. dated April 10, 2006 (McLeod Report).

For a complete report on the property, the reader is referred to the McLeod Report entitled "Review and Recommendations Lucky Strike Mineral Claim #530018 Similkameen Region Jura, B.C. Project Area British Columbia, Canada.

Information for this report was obtained from sources as cited under Selected References, from personal reports the writer has written on mineral properties within the Lucky Strike claim area, and from the information contained within the McLeod Report.

LUCKY STRIKE CLAIM (PROPERTY)

The property consists of a six-cell claim covering an area of approximately 310.872 acres. Particulars are as follows:

Claim Name	Cells	Tenure No.	Expiry Date
Lucky Strike	6	530018	March, 14, 2008

The McLeod Report provides information as to the Lucky Strike property access, climate, local resources, infrastructure, physiography, history, geology, and mineralization

Phase I Lucky Strike Exploration

The Phase I exploration program completed on the Property was conducted by New Zone Resources Ltd. of Vancouver, B.C. during the period of April 18-25, 2006.

The work consisted of reconnaissance prospecting, hand trenching, and sampling of the mineralized material encountered during the program.

The results of the program are reported as follows:

"The rock exposures encountered at the four sample locations, Lucky Strike 1-4 (see Figure 3) are of altered and oxidized crystalline volcanic and/or tuffaceous clastic units thought to be members of the upper Triassic age Nicola Group.

Sample Number	Type	Remarks	Description
Lucky Strike 1	Grab-chip	Dump, possibly an old trench	Fine grained, brown, rusty tuff
Lucky Strike 2	Grab-chip	Small shaft? or trench	Clastic, fragmental flow, rusty color
Lucky Strike 3	Grab-chip	Trench	Rusty flow rock
Lucky Strike 4	Grab-chip	Trench	Rusty crystal tuff

The attached induced coupled plasma (ICP) and geochemical analysis for the above listed samples reveal a number of anomalous results. All four of the samples are anomalous in copper where the threshold value for the Nicola volcanic rocks in this area is likely in the range of 150 ppm – 400 ppm (parts per million). Two samples LS 2 & 3 are >1% copper and gold values of 131 ppb and 60 ppb (parts per billion), respectively are also anomalous. Sample LS 2 is also higher in molybdenum and tungsten; 251 ppm and 140 ppm respectively."

Phase II Lucky Strike Exploration

As a result of the Phase I exploration program, the Phase II exploration program was initiated and completed. The program, as recommended in the McLeod Report, consisted of a VLF-EM and magnetometer survey.

The area of the surveys covered an area of 3,300 feet east-west and 330 feet north-south and included the Phase I exploration area (Figure 3) with the survey results indicated on Figures 4, 5, and 6.

The results of the surveys are inconclusive. Considering the volcanic geology of the Property, in the magnetometer survey a high degree of gamma variance would indicate a potential structure that may host mineralizing fluids which in the process would disseminate the magnetism of the host volcanics and thus would result in a magnetometer low. The results of the magnetometer survey, as indicated by Figure 4, indicate a static variance of only 755 gammas with the highest readings along the westernmost portion of the survey area. Excluding these western highs, the variance would be in the range of 500 gammas. The western high could be attributed to a volcanic flow of greater mafic constituents. There is no indication of a distinct variance to indicate a mineral controlling structure.

In interpreting the VLF-EM survey results (Figure 6) in correlation with the magnetometer results, the most significant anomaly is also in the west generally correlating with the increasing magnetometer high. This anomaly would substantiate the volcanic contact, which a VLF-EM anomaly would identify.

CONCLUSIONS

The results of the Phase I and the Phase II programs are interpreted as isolated mineral occurrences possibly derived from a proximal or regional source of mineralization. A controlling structure to potential economic mineralization is not indicated by the exploration results.

Respectfully submitted

Sookochoff Consultants Inc.



Laurence Sookochoff, P.Eng.

Vancouver, BC

November 26, 2007

SELECTED REFERENCES

MINFILE – 092HNE162; JRG

MINFILE – 092HNE024; LUCKY STRIKE, JURA

MINFILE – 092HSE004; INGERBELLE…

McLEOD, J.W. – Review and Recommendations Lucky Strike Mineral Claim. April 10, 2006.

POND, M.A. - Assessment Report on the JRG # 1 - # 8 Mineral Claim Group for Laurie Resources Ltd. January 19, 1984. AR 11,859

PRETO, V.A. – Geology of Copper Mountain. Bulletin 59 Ministry of Energy, Mines and Petroleum Resources. 1972.

RICE, H.M.A. – Geology and Mineral Deposits of the Princeton Mp-Area, British Columbia. Geological Survey of Canada. Memoir 243, 1960.

SOOKOCHOFF, L. – Geological Report on the Sum Property for Laburnum Resources Inc. November 19, 2005.

Certificate

I, Laurence Sookochoff, of the City of Vancouver, in the Province of British Columbia, do hereby certify:

That I am a Consulting Geologist and principal of Sookochoff Consultants Inc. with an address at 120 125A-1030 Denman Street Vancouver, BC V6G 2M6.

I, Laurence Sookochoff, further certify that:

1) I am a graduate of the University of British Columbia (1966) and hold a B.Sc. degree in Geology.

2) I have been practicing my profession for the past forty-one years.

3) I am registered and in good standing with the Association of Professional Engineers and Geoscientists of British Columbia.

4) The information for this report is based on information as itemized in the Selected Reference section of this report.

5) I do not have any direct or indirect interest in the Lucky Strike Property nor in the securities of Nilam Resources Inc.


PROFESSIONAL
ENGINEER

Laurence Sookochoff, P. Eng.

Vancouver, BC

November 26, 2007

NILAM RESOURCES INC.


British
Columbia
PROPERTY
U S
LOCATION
MAP

Figure 1

NILAM RESOURCES INC.



092H.067
092H.069
092H.059
092H.058
092H.057
092H.047
092H.049
PROPERTY
Tulameen
Coalmont
Princeton
LODESTONE
MTN

Figure 2. CLAIM LOCATION

NILAM RESOURCES INC.


LEGEND
Phase 1
LS = Lucky Strike
samples (see text
and assay sheet)
Phase 2
VLF-EM & Mag
survey area (see
text for results)
x LS 3
LUCKY STRIKE
x LS 2
x LS 1
x LS 4
PROPERTY
0
3000
feet

Figure 3. CLAIM MAP

NILAM RESOURCES INC
Lucky Strike Claim NTS: 92H 9W
Similkameen M.D. B.C. Canada

Magnetometer Survey Results



N
4800 W
4900 W
5000 W
5100 W
5200 W
5300 W
5400 W
5500 W
5600 W
5700 W
5800 W
-90000 N
-89900 N
-89800 N
-89700 N
550
550
550
550
700
0 50 100

Figure 4

nilam117mag

NILAM RESOURCES INC
Lucky Strike Claim NTS: 92H 9W
Similkameen M.D. B.C. Canada

VLF-EM SURVEY RESULTS
Raw Data



4800 W
4900 W
5000 W
5100 W
5200 W
5300 W
5400 W
5500 W
5600 W
5700 W
5800 W
-90000 N
-89900 N
-89800 N
-89700 N
0 50 100

Figure 5

nilemraw

NILAM RESOURCES INC
Lucky Strike Claim NTS: 92H 9W
Similkameen M.D. B.C. Canada

VLF-EM SURVEY RESULTS
Fraser Filtered


-90000 N
-89900 N
-89800 N
-89700 N
4900 W
5000 W
5100 W
5200 W
5300 W
5400 W
5500 W
5600 W
5700 W
0 50 100

nilam117ff

Figure 6

Appendix I

Sample Assay Sheet (Phase I)

New Zone Resources Ltd.
Attention:
Project: Lucky Strike
Sample type:

Assay Canada
8282 Sherbrooke St., Vancouver, B.C., V5X 4R6
Tel: (604) 327-3436 Fax: (604) 327-3423

Report No : **6V0562 RJ**
Date : May-01-06

Multi-Element ICP-AES Analysis

Aqua Regia Digestion

Sample Number	Ag ppm	Al %	As ppm	Ba ppm	Be ppm	Bi ppm	Ca %	Cd ppm	Co ppm	Cr ppm	Cu ppm	Fe %	Hg ppm	K %	La ppm	Mg %	Mn ppm	Mo ppm	Na %	Ni ppm	P ppm	Pb ppm	S %	Sb ppm	Sc ppm	Sr ppm	Th ppm	Ti %	Tl ppm	U ppm	V ppm	W ppm	Zn ppm	Zr ppm
Lucky Strike 1	<0.2	2.52	<5	41	<0.5	<5	2.12	<1	92	68	6528	7.39	<1	0.18	<10	2.27	520	5	0.12	24	1457	4	3.27	<5	11	72	<5	0.38	<10	32	190	11	74	6
Lucky Strike 2	1.5	1.95	35	197	<0.5	21	2.60	<1	37	160	>10000	5.61	<1	0.38	<10	2.06	399	251	0.07	14	1150	6	1.69	<5	12	78	<5	0.06	<10	35	131	140	89	5
Lucky Strike 3	1.5	2.15	<5	32	<0.5	<5	1.91	<1	56	54	>10000	6.66	<1	0.16	<10	1.61	402	8	0.11	13	1882	7	2.43	6	10	65	<5	0.34	<10	24	218	15	59	6
Lucky Strike 4	<0.2	1.84	13	84	<0.5	<5	0.91	<1	22	76	684	4.96	<1	0.43	<10	1.98	665	7	0.09	11	1462	<2	3.61	<5	6	58	<5	0.20	<10	<10	143	<10	93	10

A .5 gm sample is digested with 5 ml 3:1 HCl/HNO3 at 95c for 2 hours and diluted to 25ml with D.I.H20.

Signed: ______

Assayers Canada
8282 Sherbrooke St.
Vancouver, B.C.
V5X 4R6
Tel: (604) 327-3436
Fax: (604) 327-3423

Quality Assaying for over 25 Years

Geochemical Analysis Certificate

6V-0562-RG1

May-01-06

Company: **New Zone Resources Ltd.**
Project: Lucky Strike
Attn:

We *hereby certify* the following geochemical analysis of 4 rock samples submitted Apr-29-06

Sample Name	Au ppb	Cu %
Lucky Strike 1	36	
Lucky Strike 2	131	1.38
Lucky Strike 3	60	1.02
Lucky Strike 4	52	
*Au5	1394	
*BLANK	<1	

*Cu value was extracted from ICP data base.

Certified by ____________